Exhibit 10.1

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

AND

FIRST AMENDMENT TO DISBURSEMENT LETTER

THIS FIRST AMENDMENT to Loan and Security Agreement and First Amendment to Disbursement Letter (this “Amendment”) is entered into as of August 4, 2015, by and among OXFORD FINANCE LLC (“Oxford”) as collateral agent (in such capacity, the “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise a party thereto from time to time including, without limitation, Oxford in its capacity as a Lender, and SILICON VALLEY BANK, a California corporation (“SVB”) (in such capacity, each a “Lender” and collectively, the “Lenders”), and HTG MOLECULAR DIAGNOSTICS, INC., a Delaware corporation (“Borrower”).

Recitals

A. Collateral Agent, Lenders and Borrower have entered into that certain Loan and Security Agreement dated as of August 22, 2014 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).  Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

B. Collateral Agent, Lenders and Borrower have entered into that certain Disbursement Letter dated as of August 22, 2014 (as the same may from time to time be amended, modified, supplemented or restated, the “Disbursement Letter”).

C. Borrower has requested that Collateral Agent and Lenders amend the Loan Agreement and the Disbursement Letter to make certain revisions to the Loan Agreement and Disbursement Letter as more fully set forth herein.

D. Collateral Agent and Lenders have agreed to so amend certain provisions of the Loan Agreement and Disbursement Letter, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 2.2 (Term Loans).  The third sentence of Section 2.2(b) is amended in its entirety and replaced with the following:

Commencing on the Amortization Date with respect to each Term Loan, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal and interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule equal to thirty (30) months.

2.2 Section 13.1 (Definitions).  The following term and its definition are added to Section 13.1 in the proper alphabetical order:

“First Amendment Date” is August 4, 2015.

2.3 Section 13.1 (Definitions).  The definition of “Prepayment Fee” is amended in its entirety and replaced with the following:

“Prepayment Fee” is, with respect to any Term Loan subject to prepayment prior to the Maturity Date, whether by mandatory or voluntary prepayment, acceleration or otherwise, an additional fee payable to the Lenders in amount equal to:

(i) for a prepayment made on or after the First Amendment Date through and including the first anniversary of the First Amendment Date, three percent (3.00%) of the principal amount of such Term Loan prepaid;

(ii) for a prepayment made after the date which is after the first anniversary of the First Amendment Date through and including the second anniversary of the First Amendment Date, two percent (2.00%) of the principal amount of the Term Loans prepaid; and

(iii) for a prepayment made after the date which is after the second anniversary of the First Amendment Date, one percent (1.00%) of the principal amount of the Term Loans prepaid.

2.4 Section 13.1 (Definitions).  The following terms and their respective definitions set forth in Section 13.1 are amended in their entirety and replaced with the following:

“Amortization Date” is April 1, 2016.

“Final Payment Percentage” is four and three-quarters of one percent (4.75%).

“Second Draw Period” is the period commencing on May 6, 2015 and ending on the earlier of (i) March 31, 2016 and (ii) the occurrence of an Event of Default.

2.5 Section 13.1 (Definitions).  The following terms and their respective definitions set forth in Section 13.1 are deleted in their entirety:

“Equity Event”

“Revenue Event”

3. Amendments to Disbursement Letter.

3.1 Section 8 of the Disbursement Letter is amended by deleting the phrase “the Amortization Tables attached hereto as Exhibits A-1 and A-2, as applicable” and substituting in lieu thereof the phrase “the Amortization Table attached hereto as Exhibit A”.

3.2 The Disbursement Letter is amended by deleting the Amortization Tables attached thereto as Exhibits A-1 and A-2 and substituting in lieu thereof the Amortization Table attached hereto as Exhibit A.

4. Limitation of Amendments.

4.1 The amendments set forth in Sections 2 and 3, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.

4.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

5. Representations and Warranties.  To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3 The organizational documents of Borrower most recently delivered to Collateral Agent and Lenders are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not (a) contravene, conflict with, constitute a default under or violate any material Requirement of Law binding on or affecting Borrower, (b) constitute an event of default under any material agreement with a Person binding on Borrower or its property, (c) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its property or assets may be bound or affected, or (d) conflict with the organizational documents of Borrower;

5.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority, except as already has been obtained or made; and

5.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6. Integration.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

7. Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8. Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Collateral Agent of this Amendment; and (b) Borrower’s payment of all Lenders’ Expenses incurred through the date of this Amendment.

[Balance of Page Intentionally Left Blank]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

COLLATERAL AGENT:		BORROWER:

OXFORD FINANCE LLC		HTG MOLECULAR DIAGNOSTICS, INC.

By:	/s/ Mark Davis	By:	/s/ Shaun McMeans
Name:	Mark Davis	Name:	Shaun McMeans
Title:	Vice President - Finance, Secretary & Treasurer	Title:	Chief Financial Officer

LENDERS:

OXFORD FINANCE LLC

By:	/s/ Mark Davis
Name:	Mark Davis
Title:	Vice President – Finance, Secretary & Treasurer

SILICON VALLEY BANK

By:	/s/ Anthony Flores
Name:	Anthony Flores
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT
TO LOAN AND SECURITY AGREEMENT

AND FIRST AMENDMENT TO DISBURSEMENT LETTER]

EXHIBIT A

AMORTIZATION TABLE

PMT	Payment	Beginning	Monthly			Ending
No.	Date	Balance	Payment	Interest	Principal	Balance

	9/1/14	Interim Interest Due				$11,000,000.00
1	10/1/14	$11,000,000.00	$77,916.67	$77,916.67	$0.00	$11,000,000.00
2	11/1/14	$11,000,000.00	$77,916.67	$77,916.67	$0.00	$11,000,000.00
3	12/1/14	$11,000,000.00	$77,916.67	$77,916.67	$0.00	$11,000,000.00
4	1/1/15	$11,000,000.00	$77,916.67	$77,916.67	$0.00	$11,000,000.00
5	2/1/15	$11,000,000.00	$77,916.67	$77,916.67	$0.00	$11,000,000.00
6	3/1/15	$11,000,000.00	$77,916.67	$77,916.67	$0.00	$11,000,000.00
7	4/1/15	$11,000,000.00	$77,916.67	$77,916.67	$0.00	$11,000,000.00
8	5/1/15	$11,000,000.00	$77,916.67	$77,916.67	$0.00	$11,000,000.00
9	6/1/15	$11,000,000.00	$77,916.67	$77,916.67	$0.00	$11,000,000.00
10	7/1/15	$11,000,000.00	$77,916.67	$77,916.67	$0.00	$11,000,000.00
11	8/1/15	$11,000,000.00	$77,916.67	$77,916.67	$0.00	$11,000,000.00
12	9/1/15	$11,000,000.00	$77,916.67	$77,916.67	$0.00	$11,000,000.00
13	10/1/15	$11,000,000.00	$77,916.67	$77,916.67	$0.00	$11,000,000.00
14	11/1/15	$11,000,000.00	$77,916.67	$77,916.67	$0.00	$11,000,000.00
15	12/1/15	$11,000,000.00	$77,916.67	$77,916.67	$0.00	$11,000,000.00
16	1/1/16	$11,000,000.00	$77,916.67	$77,916.67	$0.00	$11,000,000.00
17	2/1/16	$11,000,000.00	$77,916.67	$77,916.67	$0.00	$11,000,000.00
18	3/1/16	$11,000,000.00	$77,916.67	$77,916.67	$0.00	$11,000,000.00
19	4/1/16	$11,000,000.00	$408,295.97	$77,916.67	$330,379.30	$10,669,620.70
20	5/1/16	$10,669,620.70	$408,295.97	$75,576.48	$332,719.49	$10,336,901.21
21	6/1/16	$10,336,901.21	$408,295.97	$73,219.72	$335,076.25	$10,001,824.96
22	7/1/16	$10,001,824.96	$408,295.97	$70,846.26	$337,449.71	$9,664,375.25
23	8/1/16	$9,664,375.25	$408,295.97	$68,455.99	$339,839.98	$9,324,535.28
24	9/1/16	$9,324,535.28	$408,295.97	$66,048.79	$342,247.18	$8,982,288.10
25	10/1/16	$8,982,288.10	$408,295.97	$63,624.54	$344,671.43	$8,637,616.67
26	11/1/16	$8,637,616.67	$408,295.97	$61,183.12	$347,112.85	$8,290,503.82
27	12/1/16	$8,290,503.82	$408,295.97	$58,724.40	$349,571.57	$7,940,932.26
28	1/1/17	$7,940,932.26	$408,295.97	$56,248.27	$352,047.70	$7,588,884.56
29	2/1/17	$7,588,884.56	$408,295.97	$53,754.60	$354,541.37	$7,234,343.19
30	3/1/17	$7,234,343.19	$408,295.97	$51,243.26	$357,052.70	$6,877,290.49
31	4/1/17	$6,877,290.49	$408,295.97	$48,714.14	$359,581.83	$6,517,708.66
32	5/1/17	$6,517,708.66	$408,295.97	$46,167.10	$362,128.86	$6,155,579.80
33	6/1/17	$6,155,579.80	$408,295.97	$43,602.02	$364,693.94	$5,790,885.85
34	7/1/17	$5,790,885.85	$408,295.97	$41,018.77	$367,277.19	$5,423,608.66
35	8/1/17	$5,423,608.66	$408,295.97	$38,417.23	$369,878.74	$5,053,729.92
36	9/1/17	$5,053,729.92	$408,295.97	$35,797.25	$372,498.71	$4,681,231.21
37	10/1/17	$4,681,231.21	$408,295.97	$33,158.72	$375,137.25	$4,306,093.96
38	11/1/17	$4,306,093.96	$408,295.97	$30,501.50	$377,794.47	$3,928,299.49
39	12/1/17	$3,928,299.49	$408,295.97	$27,825.45	$380,470.51	$3,547,828.98
40	1/1/18	$3,547,828.98	$408,295.97	$25,130.46	$383,165.51	$3,164,663.47
41	2/1/18	$3,164,663.47	$408,295.97	$22,416.37	$385,879.60	$2,778,783.87
42	3/1/18	$2,778,783.87	$408,295.97	$19,683.05	$388,612.92	$2,390,170.95
43	4/1/18	$2,390,170.95	$408,295.97	$16,930.38	$391,365.59	$1,998,805.36
44	5/1/18	$1,998,805.36	$408,295.97	$14,158.20	$394,137.76	$1,604,667.60
45	6/1/18	$1,604,667.60	$408,295.97	$11,366.40	$396,929.57	$1,207,738.03
46	7/1/18	$1,207,738.03	$408,295.97	$8,554.81	$399,741.16	$807,996.87
47	8/1/18	$807,996.87	$408,295.97	$5,723.31	$402,572.66	$405,424.21
48	9/1/18	$405,424.21	$408,295.97	$2,871.75	$405,424.21	$(0.00)
Final	9/1/18	Final Payment	$522,500.00	$522,500.00	$0.00

		Totals	$14,173,879.03	$3,173,879.03	$11,000,000.00

A-1

PMT	Payment	Beginning	Monthly			Ending
No.	Date	Balance	Payment	Interest	Principal	Balance

	9/1/14	Interim Interest Due				$5,500,000.00
1	10/1/14	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
2	11/1/14	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
3	12/1/14	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
4	1/1/15	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
5	2/1/15	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
6	3/1/15	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
7	4/1/15	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
8	5/1/15	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
9	6/1/15	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
10	7/1/15	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
11	8/1/15	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
12	9/1/15	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
13	10/1/15	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
14	11/1/15	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
15	12/1/15	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
16	1/1/16	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
17	2/1/16	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
18	3/1/16	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
19	4/1/16	$5,500,000.00	$204,147.98	$38,958.33	$165,189.65	$5,334,810.35
20	5/1/16	$5,334,810.35	$204,147.98	$37,788.24	$166,359.74	$5,168,450.61
21	6/1/16	$5,168,450.61	$204,147.98	$36,609.86	$167,538.13	$5,000,912.48
22	7/1/16	$5,000,912.48	$204,147.98	$35,423.13	$168,724.85	$4,832,187.63
23	8/1/16	$4,832,187.63	$204,147.98	$34,228.00	$169,919.99	$4,662,267.64
24	9/1/16	$4,662,267.64	$204,147.98	$33,024.40	$171,123.59	$4,491,144.05
25	10/1/16	$4,491,144.05	$204,147.98	$31,812.27	$172,335.71	$4,318,808.34
26	11/1/16	$4,318,808.34	$204,147.98	$30,591.56	$173,556.42	$4,145,251.91
27	12/1/16	$4,145,251.91	$204,147.98	$29,362.20	$174,785.78	$3,970,466.13
28	1/1/17	$3,970,466.13	$204,147.98	$28,124.14	$176,023.85	$3,794,442.28
29	2/1/17	$3,794,442.28	$204,147.98	$26,877.30	$177,270.68	$3,617,171.60
30	3/1/17	$3,617,171.60	$204,147.98	$25,621.63	$178,526.35	$3,438,645.24
31	4/1/17	$3,438,645.24	$204,147.98	$24,357.07	$179,790.91	$3,258,854.33
32	5/1/17	$3,258,854.33	$204,147.98	$23,083.55	$181,064.43	$3,077,789.90
33	6/1/17	$3,077,789.90	$204,147.98	$21,801.01	$182,346.97	$2,895,442.93
34	7/1/17	$2,895,442.93	$204,147.98	$20,509.39	$183,638.60	$2,711,804.33
35	8/1/17	$2,711,804.33	$204,147.98	$19,208.61	$184,939.37	$2,526,864.96
36	9/1/17	$2,526,864.96	$204,147.98	$17,898.63	$186,249.36	$2,340,615.60
37	10/1/17	$2,340,615.60	$204,147.98	$16,579.36	$187,568.62	$2,153,046.98
38	11/1/17	$2,153,046.98	$204,147.98	$15,250.75	$188,897.23	$1,964,149.75
39	12/1/17	$1,964,149.75	$204,147.98	$13,912.73	$190,235.26	$1,773,914.49
40	1/1/18	$1,773,914.49	$204,147.98	$12,565.23	$191,582.76	$1,582,331.73
41	2/1/18	$1,582,331.73	$204,147.98	$11,208.18	$192,939.80	$1,389,391.93
42	3/1/18	$1,389,391.93	$204,147.98	$9,841.53	$194,306.46	$1,195,085.48
43	4/1/18	$1,195,085.48	$204,147.98	$8,465.19	$195,682.80	$999,402.68
44	5/1/18	$999,402.68	$204,147.98	$7,079.10	$197,068.88	$802,333.80
45	6/1/18	$802,333.80	$204,147.98	$5,683.20	$198,464.79	$603,869.01
46	7/1/18	$603,869.01	$204,147.98	$4,277.41	$199,870.58	$403,998.43
47	8/1/18	$403,998.43	$204,147.98	$2,861.66	$201,286.33	$202,712.11
48	9/1/18	$202,712.11	$204,147.98	$1,435.88	$202,712.11	$(0.00)
Final	9/1/18	Final Payment	$261,250.00	$261,250.00	$0.00

		Totals	$7,086,939.51	$1,586,939.51	$5,500,000.00

A-2

PMT	Payment	Beginning	Monthly			Ending
No.	Date	Balance	Payment	Interest	Principal	Balance

	9/1/14	Interim Interest Due				$5,500,000.00
1	10/1/14	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
2	11/1/14	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
3	12/1/14	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
4	1/1/15	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
5	2/1/15	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
6	3/1/15	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
7	4/1/15	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
8	5/1/15	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
9	6/1/15	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
10	7/1/15	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
11	8/1/15	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
12	9/1/15	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
13	10/1/15	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
14	11/1/15	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
15	12/1/15	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
16	1/1/16	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
17	2/1/16	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
18	3/1/16	$5,500,000.00	$38,958.33	$38,958.33	$0.00	$5,500,000.00
19	4/1/16	$5,500,000.00	$204,147.98	$38,958.33	$165,189.65	$5,334,810.35
20	5/1/16	$5,334,810.35	$204,147.98	$37,788.24	$166,359.74	$5,168,450.61
21	6/1/16	$5,168,450.61	$204,147.98	$36,609.86	$167,538.13	$5,000,912.48
22	7/1/16	$5,000,912.48	$204,147.98	$35,423.13	$168,724.85	$4,832,187.63
23	8/1/16	$4,832,187.63	$204,147.98	$34,228.00	$169,919.99	$4,662,267.64
24	9/1/16	$4,662,267.64	$204,147.98	$33,024.40	$171,123.59	$4,491,144.05
25	10/1/16	$4,491,144.05	$204,147.98	$31,812.27	$172,335.71	$4,318,808.34
26	11/1/16	$4,318,808.34	$204,147.98	$30,591.56	$173,556.42	$4,145,251.91
27	12/1/16	$4,145,251.91	$204,147.98	$29,362.20	$174,785.78	$3,970,466.13
28	1/1/17	$3,970,466.13	$204,147.98	$28,124.14	$176,023.85	$3,794,442.28
29	2/1/17	$3,794,442.28	$204,147.98	$26,877.30	$177,270.68	$3,617,171.60
30	3/1/17	$3,617,171.60	$204,147.98	$25,621.63	$178,526.35	$3,438,645.24
31	4/1/17	$3,438,645.24	$204,147.98	$24,357.07	$179,790.91	$3,258,854.33
32	5/1/17	$3,258,854.33	$204,147.98	$23,083.55	$181,064.43	$3,077,789.90
33	6/1/17	$3,077,789.90	$204,147.98	$21,801.01	$182,346.97	$2,895,442.93
34	7/1/17	$2,895,442.93	$204,147.98	$20,509.39	$183,638.60	$2,711,804.33
35	8/1/17	$2,711,804.33	$204,147.98	$19,208.61	$184,939.37	$2,526,864.96
36	9/1/17	$2,526,864.96	$204,147.98	$17,898.63	$186,249.36	$2,340,615.60
37	10/1/17	$2,340,615.60	$204,147.98	$16,579.36	$187,568.62	$2,153,046.98
38	11/1/17	$2,153,046.98	$204,147.98	$15,250.75	$188,897.23	$1,964,149.75
39	12/1/17	$1,964,149.75	$204,147.98	$13,912.73	$190,235.26	$1,773,914.49
40	1/1/18	$1,773,914.49	$204,147.98	$12,565.23	$191,582.76	$1,582,331.73
41	2/1/18	$1,582,331.73	$204,147.98	$11,208.18	$192,939.80	$1,389,391.93
42	3/1/18	$1,389,391.93	$204,147.98	$9,841.53	$194,306.46	$1,195,085.48
43	4/1/18	$1,195,085.48	$204,147.98	$8,465.19	$195,682.80	$999,402.68
44	5/1/18	$999,402.68	$204,147.98	$7,079.10	$197,068.88	$802,333.80
45	6/1/18	$802,333.80	$204,147.98	$5,683.20	$198,464.79	$603,869.01
46	7/1/18	$603,869.01	$204,147.98	$4,277.41	$199,870.58	$403,998.43
47	8/1/18	$403,998.43	$204,147.98	$2,861.66	$201,286.33	$202,712.11
48	9/1/18	$202,712.11	$204,147.98	$1,435.88	$202,712.11	$(0.00)
Final	9/1/18	Final Payment	$261,250.00	$261,250.00	$0.00

		Totals	$7,086,939.51	$1,586,939.51	$5,500,000.00

A-3